[GRAPHIC OMITTED]   DEAN HELLER
                    SECRETARY OF STATE
                    204 NORTH CARSON STREET, SUITE 1
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                     WEBSITE: secretaryofstate.biz

-------------------------
   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

-------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1)   NAME AND JURISDICTION OF ORGANIZATION OF EACH CONSTITUENT ENTITY (NRS
     92A.200). IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [_] AND
     ATTACH AN 81/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR
     EACH ADDITIONAL ENTITY.

University Girls Calendar, Ltd.
--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

Nevada                                    Corporation
---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

and,

University Girls Calendar, Ltd.
--------------------------------------------------------------------------------
NAME OF SURVIVING ENTITY

Delaware                                  Corporation
---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

*    Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]   DEAN HELLER
                    SECRETARY OF STATE
                    204 NORTH CARSON STREET, SUITE 1
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                     WEBSITE: secretaryofstate.biz

-------------------------
   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

-------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

2)   FORWARDING ADDRESS WHERE COPIES OF PROCESS MAY BE SENT BY THE SECRETARY OF
     STATE OF NEVADA (IF A FOREIGN ENTITY IS THE SURVIVOR IN THE MERGER - NRS
     92A.1 90):

               Attn: Kyleen Cane, Esq.

               c/o:  Cane Clark LLP
                     3273 East Warm Springs Road
                     Las Vegas, NV 89120

3)   (CHOOSE ONE)

     [X]  THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY
          EACH CONSTITUENT ENTITY (NRS 92A.200).

     [_]  THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY THE
          PARENT DOMESTIC ENTITY (NRS 92A.180)

4)   OWNER'S APPROVAL (NRS 92A.200)(OPTIONS A, B, OR C MUST BE USED, AS
     APPLICABLE, FOR EACH ENTITY) (IF THERE ARE MORE THAN FOUR MERGING ENTITIES,
     CHECK BOX [_] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE
     REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY):

     (A)  OWNER'S APPROVAL WAS NOT REQUIRED FROM

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          AND, OR;

          ----------------------------------------------------------------------
          NAME OF SURVIVING ENTITY, IF APPLICABLE

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]   DEAN HELLER
                    SECRETARY OF STATE
                    204 NORTH CARSON STREET, SUITE 1
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                     WEBSITE: secretaryofstate.biz

-------------------------
   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

-------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

     (b)  The plan was approved by the required consent of the owners of *:

          University Girls Calendar, Ltd.
          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          and, or;

          University Girls Calendar, Ltd.
          ----------------------------------------------------------------------
          Name of surviving entity, if applicable

*    Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]   DEAN HELLER
                    SECRETARY OF STATE
                    204 NORTH CARSON STREET, SUITE 1
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                     WEBSITE: secretaryofstate.biz

-------------------------
    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

-------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

     (c)  Approval of plan of merger for Nevada non-profit corporation (NRS
          92A.160):

          The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          and, or;

          ----------------------------------------------------------------------
          NAME OF SURVIVING ENTITY, IF APPLICABLE

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]   DEAN HELLER
                    SECRETARY OF STATE
                    204 NORTH CARSON STREET, SUITE 1
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                     WEBSITE: secretaryofstate.biz

-------------------------
    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

-------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

5)   AMENDMENTS, IF ANY, TO THE ARTICLES OR CERTIFICATE OF THE SURVIVING ENTITY.
     PROVIDE ARTICLE NUMBERS, IF AVAILABLE. (NRS 92A.200)*:

     Not Applicable.

6)   LOCATION OF PLAN OF MERGER (CHECK a OR b):

     [_]  (a) The entire plan of merger is attached;

     or,

     [X]  (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)   EFFECTIVE DATE (OPTIONAL)":
                                 -----------------------------

*    Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and
     Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated
     articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent -
     Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**   A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05

[GRAPHIC OMITTED]   DEAN HELLER
                    SECRETARY OF STATE
                    204 NORTH CARSON STREET, SUITE 1
                    CARSON CITY, NEVADA 89701-4299
                    (775) 684 5708
                     WEBSITE: secretaryofstate.biz

-------------------------
    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)

-------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

8)   SIGNATURES - MUST BE SIGNED BY: AN OFFICER OF EACH NEVADA CORPORATION; ALL
     GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; ALL GENERAL PARTNERS
     OF EACH NEVADA LIMITED PARTNERSHIP; A MANAGER OF EACH NEVADA
     LIMITED-LIABILITY COMPANY WITH MANAGERS OR ALL THE MEMBERS IF THERE ARE NO
     MANAGERS; A TRUSTEE OF EACH NEVADA BUSINESS TRUST (NRS 92A.230)*

     (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [_] AND ATTACH AN
     8%" X 1 1 " BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH
     ADDITIONAL ENTITY.):

     University Girls Calendar, Ltd.
     -------------------------------------------------------------------------------------
     NAME OF MERGING ENTITY

                                           President, Treasurer and Secretary   01/03/2007
     -----------------------------------   ----------------------------------   ----------
     SIGNATURE                             TITLE                                DATE

     -------------------------------------------------------------------------------------
     NAME OF MERGING ENTITY

     -----------------------------------   ----------------------------------   ----------
     SIGNATURE                             TITLE                                DATE

     -------------------------------------------------------------------------------------
     NAME OF MERGING ENTITY

     -----------------------------------   ----------------------------------   ----------
     SIGNATURE                             TITLE                                DATE

     -------------------------------------------------------------------------------------
     NAME OF MERGING ENTITY

     -----------------------------------   ----------------------------------   ----------
     SIGNATURE                             TITLE                                DATE

     University Girls Calendar, Ltd.
     -------------------------------------------------------------------------------------
     NAME OF SURVIVING ENTITY

                                           President, Treasurer and Secretary   01/03/2007
     -----------------------------------   ----------------------------------   ----------
     SIGNATURE                             TITLE                                DATE

*    The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10/03/05